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Quantum Corporation
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(Name of Registrant as Specified In Its Charter)

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QUANTUM CORPORATION ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Material
You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

QUANTUM CORPORATION C/O BROADRIDGE 51 MERCEDES WAY EDGEWOOD, NY 11717
Stockholder Meeting to be held on 08/19/08
Proxy Material Available
Proxy Statement 10K

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information
Meeting Type:	Annual
Meeting Date:	08/19/08
Meeting Time:	8:00 A.M. PDT
For holders as of:	06/20/08

Meeting Location:

Quantum Corporate Headquarters
1650 Technology Drive
San Jose, CA 95110

Meeting Directions:
For Meeting Directions Please Call:
408-944-4419

How To Vote
Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items
THE DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1, 2 AND 3.

1.

Proposal to elect
01) Paul R. Auvil III,
02) Richard E. Belluzzo,
03) Michael A. Brown,
04) Thomas S. Buchsbaum,
05) Edward M. Esber, Jr.,
06) Elizabeth A. Fetter,
07) Joseph A. Marengi,
08) Bruce A. Pasternack and
09) Dennis P. Wolf to the Board of Directors.

2.	Proposal to authorize the Company's Board of Directors to select and file one of several possible amendments to the Company's amended and restated certificate of incorporation which would effect a reverse stock split, pursuant to which any whole number of outstanding shares of the Company's Common Stock between and including four and twelve would be combined into one share of such stock.

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.